UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2007
IMARX THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33043	86-0974730

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)
1635 East 18th Street
Tucson, AZ 85719-6803

(Address of principal executive offices)
(520) 770-1259

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1

Item 8.01     Other Events.
     On August 23, 2007, ImaRx Therapeutics issued the press release attached to this report as Exhibit 99.1. The content of the press release is incorporated herein by this reference.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release issued by ImaRx Therapeutics, Inc. on August 23, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2007	IMARX THERAPEUTICS, INC.
	By:	/s/ Kevin Ontiveros
Kevin Ontiveros,
Vice President, Legal Affairs, General Counsel and Secretary

3